Exhibit 10.1

EXECUTION VERSION

RANA THERAPEUTICS, INC.

AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

DECEMBER 22, 2016

Schedule A – Schedule of Investors

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AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

THIS AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made as of the 22nd day of December, 2016, by and among RaNA Therapeutics, Inc., a Delaware corporation (the “Company”), and each of the investors listed on Schedule A hereto, each of which is referred to in this Agreement as an “Investor”.

RECITALS

WHEREAS, certain of the Investors (the “Existing Investors”) hold shares of the Company’s Series A Preferred Stock and/or Series B Preferred Stock, and possess registration rights and other rights with respect to the Common Stock issued or issuable to the Existing Investors pursuant to a Registration Rights Agreement dated as of December 5, 2016 between the Company and such Investors (the “Prior Agreement”);

WHEREAS, the Existing Investors are holders of at least sixty-three percent (63%) of the Registrable Securities of the Company (as defined in the Prior Agreement), and desire to amend and restate the Prior Agreement in its entirety and to accept the rights created pursuant to this Agreement in lieu of the rights granted to them under the Prior Agreement;

WHEREAS, certain of the Investors are party to that certain Series C Preferred Stock Purchase Agreement of even date herewith between the Company and such Investors (the “Purchase Agreement”), under which the Company’s and such Investors’ obligations are conditioned upon the execution and delivery of this Agreement by the Investors party to the Purchase Agreement, Existing Investors holding at least sixty-three percent (63%) of the Registrable Securities, and the Company;

WHEREAS, Shire Human Genetic Therapies, Inc. (“Shire”) is party to that certain Asset Purchase Agreement of even date herewith between the Company and Shire, under which the Company’s and Shire’s obligations are conditioned upon the execution and delivery of this Agreement by the Company and Shire; and

WHEREAS, the Existing Investors hereby agree that the Prior Agreement shall be amended and restated in its entirety by this Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Definitions. For purposes of this Agreement:

1.1 “Affiliate” means, with respect to any specified Person, any other Person who or which, directly or indirectly, controls, is controlled by, or is under common control with such specified Person, including without limitation any general partner, officer, director, or manager of such Person and any venture capital or other investment fund now or hereafter existing that is controlled by one or more general partners or managing members of, or shares the same management company or investment advisor with, such Person.

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1.2 “Board of Directors” means the Board of Directors of the Company.

1.3 “Certificate of Incorporation” means the Company’s Amended and Restated Certificate of Incorporation (as amended and in effect).

1.4 “Common Stock” means shares of the Company’s common stock, par value $0.001 per share.

1.5 “Damages” means any loss, damage, or liability (joint or several) to which a party hereto may become subject under the Securities Act, the Exchange Act, or other federal or state law, insofar as such loss, damage, or liability (or any action in respect thereof) arises out of or is based upon: (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement of the Company, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto; (ii) an omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or (iii) any violation or alleged violation by the indemnifying party (or any of its agents or Affiliates) of the Securities Act, the Exchange Act, any state securities law, or any rule or regulation promulgated under the Securities Act, the Exchange Act, or any state securities law.

1.6 “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

1.7 “Excluded Registration” means: (i) a registration relating to the sale of securities to employees of the Company or a subsidiary pursuant to a stock option, stock purchase, or similar plan; (ii) a registration relating to an SEC Rule 145 transaction; (iii) a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities; or (iv) a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities that are also being registered.

1.8 “Fidelity” means Fidelity Management & Research Company and any successor thereto.

1.9 “Fidelity Investors” means any Investors advised or subadvised by Fidelity or one of its Affiliates.

1.10 “Form S-l” means such registration form under the Securities Act as in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the SEC.

1.11 “Form S-3” means such registration form under the Securities Act as in effect on the date hereof or any registration form under the Securities Act subsequently adopted by the SEC that permits incorporation of substantial information by reference to other documents filed by the Company with the SEC.

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1.12 “Holder” means any holder of Registrable Securities who is a party to this Agreement.

1.13 “Immediate Family Member” means a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, of a natural person referred to herein.

1.14 “Initiating Holders” means, collectively, Holders who properly initiate a registration request under this Agreement.

1.15 “IPO” means the Company’s first underwritten public offering of its Common Stock under the Securities Act.

1.16 “Person” means any individual, corporation, partnership, trust, limited liability company, association or other entity.

1.17 “Preferred Stock” means, collectively, shares of the Company’s Series A Preferred Stock, Series B Preferred Stock, and Series C Preferred Stock.

1.18 “Registrable Securities” means: (i) the Common Stock issuable or issued upon conversion of the Preferred Stock; (ii) any Common Stock, or any Common Stock issued or issuable (directly or indirectly) upon conversion and/or exercise of any other securities of the Company, acquired by the Investors prior to, on or after the date hereof; and (iii) any Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right, or other security that is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the shares referenced in clauses (i) and (ii) above; excluding in all cases, however, any Registrable Securities sold by a Person in a transaction in which the applicable rights under this Agreement are not assigned pursuant to Section 3.1, and excluding for purposes of Section 2 any shares for which registration rights have terminated pursuant to Section 2.13 of this Agreement.

1.19 “Registrable Securities then outstanding” means the number of shares determined by adding the number of shares of outstanding Common Stock that are Registrable Securities and the number of shares of Common Stock issuable (directly or indirectly) pursuant to then exercisable and/or convertible securities that are Registrable Securities.

1.20 “Restricted Securities” means the securities of the Company required to bear the legend set forth in Section 2.12(c) hereof.

1.21 “Sale Event” means:

(a) a merger or consolidation in which

(i) the Company is a constituent party or

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(ii) a subsidiary of the Company is a constituent party and the Company issues shares of its capital stock pursuant to such merger or consolidation, except any such merger or consolidation involving the Company or a subsidiary in which the shares of capital stock of the Company outstanding immediately prior to such merger or consolidation continue to represent, or are converted into or exchanged for shares of capital stock that represent, immediately following such merger or consolidation, at least a majority, by voting power, of the capital stock of (1) the surviving or resulting corporation or (2) if the surviving or resulting corporation is a wholly owned subsidiary of another corporation immediately following such merger or consolidation, the parent corporation of such surviving or resulting corporation (provided that, all shares of Common Stock issuable upon exercise of options outstanding immediately prior to such merger or consolidation or upon conversion of convertible securities outstanding immediately prior to such merger or consolidation shall be deemed to be outstanding immediately prior to such merger or consolidation and, if applicable, converted or exchanged in such merger or consolidation on the same terms as the actual outstanding shares of Common Stock are converted or exchanged); or

(b) the sale, lease, transfer, exclusive license or other disposition, in a single transaction or series of related transactions, by the Company or any subsidiary of the Company of all or substantially all the assets of the Company and its subsidiaries taken as a whole, or the sale or disposition (whether by merger or otherwise) of one or more subsidiaries of the Company if substantially all of the assets of the Company and its subsidiaries taken as a whole are held by such subsidiary or subsidiaries, except where such sale, lease, transfer, exclusive license or other disposition is to a wholly owned subsidiary of the Company.

1.24 “SEC” means the Securities and Exchange Commission.

1.25 “SEC Rule 144” means Rule 144 promulgated by the SEC under the Securities Act.

1.26 “SEC Rule 145” means Rule 145 promulgated by the SEC under the Securities Act.

1.27 “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

1.28 “Selling Expenses” means all underwriting discounts, selling commissions, and stock transfer taxes applicable to the sale of Registrable Securities, and fees and disbursements of counsel for any Holder, except for the fees and disbursements of one counsel to the selling Holders borne and paid by the Company as provided in Section 2.6.

1.29 “Series A Preferred Stock” means the Series A Preferred Stock, par value $0.001 per share, of the Company.

1.30 “Series B Preferred Stock” means, collectively, the (i) Series B-1 Preferred Stock, par value $0.001 per share, (ii) Series B-2 Preferred Stock, par value $0.001 per

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share, (iii) Series B-3 Preferred Stock, par value $0.001 per share, (iv) Series B-4 Preferred Stock, par value $0.001 per share, (v)

Series B-5 Preferred Stock, par value $0.001 per share, (vi) Series B-6 Preferred Stock, par value $0.001 per share, (vii) Series B-7 Preferred Stock, par value $0.001 per share, and (viii) Series B-8 Preferred Stock, par value $0.001 per share, of the Company.

1.31 “Series C Preferred Stock” means the Series C Preferred Stock, par value $0.001 per share, of the Company.

2. Registration Rights. The Company covenants and agrees as follows:

2.1 Demand Registration.

(a) Form S-l Demand. If at any time after one hundred eighty (180) days after the effective date of the registration statement for the IPO, the Company receives a request from Holders of at least sixty percent (60%) of the Registrable Securities then outstanding that the Company file a Form S-l registration statement with respect to outstanding Registrable Securities for which the anticipated aggregate offering price, net of Selling Expenses, would be at least $5 million, then the Company shall: (i) within ten (10) days after the date such request is given, give notice thereof (the “Demand Notice”) to all Holders other than the Initiating Holders; and (ii) as soon as practicable, and in any event within ninety (90) days after the date such request is given by the Initiating Holders, file a Form S-l registration statement under the Securities Act covering all Registrable Securities that the Initiating Holders requested to be registered and any additional Registrable Securities requested to be included in such registration by any other Holders, as specified by notice given by each such Holder to the Company within twenty (20) days of the date the Demand Notice is given, and in each case, subject to the limitations of Section 2.1(c) and Section 2.3.

(b) Form S-3 Demand. If at any time when it is eligible to use a Form S-3 registration statement, the Company receives a request from Holders of at least twenty-five percent (25%) of the Registrable Securities then outstanding that the Company file a Form S-3 registration statement with respect to outstanding Registrable Securities for which the anticipated aggregate offering price, net of Selling Expenses, would be at least $1 million, then the Company shall: (i) within ten (10) days after the date such request is given, give a Demand Notice to all Holders other than the Initiating Holders; and (ii) as soon as practicable, and in any event within sixty (60) days after the date such request is given by the Initiating Holders, file a Form S-3 registration statement under the Securities Act covering all Registrable Securities that the Initiating Holders requested to be registered and any additional Registrable Securities requested to be included in such registration by any other Holders, as specified by notice given by each such Holder to the Company within twenty (20) days of the date the Demand Notice is given, and in each case, subject to the limitations of Section 2.1(c) and Section 2.3.

(c) Notwithstanding the foregoing obligations, if the Company furnishes to Holders requesting a registration pursuant to this Section 2.1 a certificate signed by the Company’s chief executive officer stating that in the good faith judgment of the Board of Directors it would be materially detrimental to the Company and its stockholders for such registration

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statement to either become effective or remain effective for as long as such registration statement otherwise would be required to remain effective, because such action would: (i) materially interfere with a significant acquisition, corporate reorganization, or other similar transaction involving the Company; (ii) require premature disclosure of material information that the Company has a bona fide business purpose for preserving as confidential; or (iii) render the Company unable to comply with requirements under the Securities Act or Exchange Act, then the Company shall have the right to defer taking action with respect to such filing for a period of not more than sixty (60) days after the request of the Initiating Holders is given; provided, however, that the Company may not invoke this right more than twice (2x) in any twelve (12) month period; and provided further that the Company shall not register any securities for its own account or that of any other stockholder during such sixty (60) day period other than an Excluded Registration.

(d) The Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to Section 2.1(a): (i) during the period that is sixty (60) days before the Company’s good faith estimate of the date of filing of, and ending on a date that is one hundred eighty (180) days after the effective date of, a Company-initiated registration, provided, that the Company is actively employing in good faith commercially reasonable efforts to cause such registration statement to become effective; (ii) after the Company has effected two (2) registrations pursuant to Section 2.1(a); or (iii) if the Initiating Holders propose to dispose of shares of Registrable Securities that may be immediately registered on Form S-3 pursuant to a request made pursuant to Section 2.1(b). The Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to Section 2.1(b): (A) during the period that is thirty (30) days before the Company’s good faith estimate of the date of filing of, and ending on a date that is ninety (90) days after the effective date of, a Company-initiated registration, provided, that the Company is actively employing in good faith commercially reasonable efforts to cause such registration statement to become effective; or (B) if the Company has effected two registrations pursuant to Section 2.1(b) within the twelve (12) month period immediately preceding the date of such request. A registration shall not be counted as “effected” for purposes of this Section 2.1(d) until such time as the applicable registration statement has been declared effective by the SEC, unless the Initiating Holders withdraw their request for such registration, elect not to pay the registration expenses therefor, and forfeit their right to one demand registration statement pursuant to Section 2.6, in which case such withdrawn registration statement shall be counted as “effected” for purposes of this Section 2.1(d).

2.2 Company Registration. If the Company proposes to register (including, for this purpose, a registration effected by the Company for stockholders other than the Holders) any of its securities under the Securities Act in connection with the public offering of such securities solely for cash (other than in an Excluded Registration), the Company shall, at such time, promptly give each Holder notice of such registration. Upon the request of each Holder given within twenty (20) days after such notice is given by the Company, the Company shall, subject to the provisions of Section 2.3, cause to be registered all of the Registrable Securities that each such Holder has requested to be included in such registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2.2 before the effective date of such registration, whether or not any Holder has elected to include Registrable Securities in such registration. The expenses (other than Selling Expenses) of such withdrawn registration shall be borne by the Company in accordance with Section 2.6.

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2.3 Underwriting Requirements.

(a) If, pursuant to Section 2.1, the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to Section 2.1, and the Company shall include such information in the Demand Notice. The underwriter(s) will be selected by the Initiating Holders, subject only to the reasonable approval of the Company. In such event, the right of any Holder to include such Holder’s Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in Section 2.4(e)) enter into an underwriting agreement in customary form with the underwriter(s) selected for such underwriting. Notwithstanding any other provision of this Section 2.3, if the managing underwriter(s) advise(s) the Initiating Holders in writing that marketing factors require a limitation on the number of shares to be underwritten, then the Initiating Holders shall so advise all Holders of Registrable Securities that otherwise would be underwritten pursuant hereto, and the number of Registrable Securities that may be included in the underwriting shall be allocated among such Holders of Registrable Securities, including the Initiating Holders, in proportion (as nearly as practicable) to the number of Registrable Securities owned by each Holder or in such other proportion as shall mutually be agreed to by all such selling Holders; provided, however, that the number of Registrable Securities held by the Holders to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest one hundred (100) shares.

(b) In connection with any offering involving an underwriting of shares of the Company’s capital stock pursuant to Section 2.2, the Company shall not be required to include any of the Holders’ Registrable Securities in such underwriting unless the Holders accept the terms of the underwriting as agreed upon between the Company and its underwriters, and then only in such quantity as the underwriters in their sole discretion determine will not jeopardize the success of the offering by the Company. If the total number of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the number of securities to be sold (other than by the Company) that the underwriters in their reasonable discretion determine is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters and the Company in their sole discretion determine will not jeopardize the success of the offering. If the underwriters determine that less than all of the Registrable Securities requested to be registered can be included in such offering, then the Registrable Securities that are included in such offering shall be allocated among the selling Holders in proportion (as nearly as practicable to) the number of Registrable Securities owned by each selling Holder or in such other proportions as shall mutually be agreed to by all such selling

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Holders. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest one hundred (100) shares. Notwithstanding the foregoing, in no event shall (i) the number of Registrable Securities included in the offering be reduced unless all other securities (other than securities to be sold by the Company) are first entirely excluded from the offering, or (ii) the number of Registrable Securities included in the offering be reduced below fifty percent (50%) of the total number of securities included in such offering, unless such offering is the IPO, in which case the selling Holders may be excluded further if the underwriters make the determination described above and no other stockholder’s securities are included in such offering. For purposes of the provisions in this Section 2.3(b) and Section 2.3(a) concerning apportionment, for any selling Holder that is a partnership, limited liability company, or corporation, the partners, members, retired partners, retired members, stockholders, and Affiliates of such Holder, or the estates and Immediate Family Members of any such partners, retired partners, members, and retired members and any trusts for the benefit of any of the foregoing Persons, shall be deemed to be a single “selling Holder,” and any pro rata reduction with respect to such “selling Holder” shall be based upon the aggregate number of Registrable Securities owned by all Persons included in such “selling Holder,” as defined in this sentence.

(c) For purposes of Section 2.1, a registration shall not be counted as “effected” if, as a result of an exercise of the underwriter’s cutback provisions in Section 2.3(a), fewer than fifty percent (50%) of the total number of Registrable Securities that Holders have requested to be included in such registration statement are actually included.

2.4 Obligations of the Company. Whenever required under this Section 2 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

(a) prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its commercially reasonable efforts to cause such registration statement to become effective and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for a period of up to one hundred twenty (120) days or, if earlier, until the distribution contemplated in the registration statement has been completed; provided, however, that (i) such one hundred twenty (120) day period shall be extended for a period of time equal to the period the Holder refrains, at the request of an underwriter of Common Stock (or other securities) of the Company, from selling any securities included in such registration, and (ii) in the case of any registration of Registrable Securities on Form S-3 that are intended to be offered on a continuous or delayed basis, subject to compliance with applicable SEC rules, such one hundred twenty (120) day period shall be extended for up to sixty (60) days, if necessary, to keep the registration statement effective until all such Registrable Securities are sold;

(b) prepare and file with the SEC such amendments and supplements to such registration statement, and the prospectus used in connection with such registration statement, as may be necessary to comply with the Securities Act in order to enable the disposition of all securities covered by such registration statement;

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(c) furnish to the selling Holders such numbers of copies of a prospectus, including a preliminary prospectus, as required by the Securities Act, and such other documents as the Holders may reasonably request in order to facilitate their disposition of their Registrable Securities;

(d) use its commercially reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or blue-sky laws of such jurisdictions as shall be reasonably requested by the selling Holders; provided that the Company shall not be required to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

(e) in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the underwriter(s) of such offering;

(f) use its commercially reasonable efforts to cause all such Registrable Securities covered by such registration statement to be listed on a national securities exchange or trading system and each securities exchange and trading system (if any) on which similar securities issued by the Company are then listed;

(g) provide a transfer agent and registrar for all Registrable Securities registered pursuant to this Agreement and provide a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

(h) promptly make available for inspection by the selling Holders, any managing underwriter(s) participating in any disposition pursuant to such registration statement, and any attorney or accountant or other agent retained by any such underwriter or selected by the selling Holders, all financial and other records, pertinent corporate documents, and properties of the Company, and cause the Company’s officers, directors, employees, and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant, or agent, in each case, as necessary or advisable to verify the accuracy of the information in such registration statement and to conduct appropriate due diligence in connection therewith;

(i) notify each selling Holder, promptly after the Company receives notice thereof, of the time when such registration statement has been declared effective or a supplement to any prospectus forming a part of such registration statement has been filed; and

(j) after such registration statement becomes effective, notify each selling Holder of any request by the SEC that the Company amend or supplement such registration statement or prospectus.

2.5 Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 2 with respect to the Registrable Securities

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of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as is reasonably required to effect the registration of such Holder’s Registrable Securities.

2.6 Expenses of Registration. All expenses (other than Selling Expenses) incurred in connection with registrations, filings, or qualifications pursuant to Section 2, including all registration, filing, and qualification fees; printers’ and accounting fees; fees and disbursements of counsel for the Company; and the reasonable fees and disbursements, not to exceed $50,000, of one counsel for the selling Holders, shall be borne and paid by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 2.1 if the registration request is subsequently withdrawn at the request of the Holders of at least sixty percent (60%) of the Registrable Securities to be registered (in which case all selling Holders shall bear such expenses pro rata based upon the number of Registrable Securities that were to be included in the withdrawn registration), unless the Holders of at least sixty percent (60%) of the Registrable Securities agree to forfeit their right to one registration pursuant to Section 2.1(a) or Section 2.1(b), as the case may be; provided further that if, at the time of such withdrawal, the Holders have learned of a material adverse change in the condition, business, or prospects of the Company from that known to the Holders at the time of their request and have withdrawn the request with reasonable promptness after learning of such information, then the Holders shall not be required to pay any of such expenses and shall not forfeit their right to one registration pursuant to Section 2.1(a) or Section 2.1(b). All Selling Expenses relating to Registrable Securities registered pursuant to this Section 2 shall be borne and paid by the Holders pro rata on the basis of the number of Registrable Securities registered on their behalf.

2.7 Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any registration pursuant to this Agreement as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.

2.8 Indemnification. If any Registrable Securities are included in a registration statement under this Section 2:

(a) To the extent permitted by law, the Company will indemnify and hold harmless: each selling Holder, and the partners, members, officers, directors, and stockholders of each such Holder; legal counsel, accountants and investment advisors for each such Holder; any underwriter (as defined in the Securities Act) for each such Holder; and each Person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any Damages, and the Company will pay to each such Holder, underwriter, controlling Person, or other aforementioned Person any legal or other expenses reasonably incurred thereby in connection with investigating or defending any claim or proceeding from which Damages may result, as such expenses are incurred; provided, however, that the indemnity agreement contained in this Section 2.8(a) shall not apply to amounts paid in settlement of any such claim or proceeding if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable for any

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Damages to the extent that they arise out of or are based upon actions or omissions made in reliance upon and in conformity with written information furnished by or on behalf of any such Holder, underwriter, controlling Person, or other aforementioned Person expressly for use in connection with such registration.

(b) To the extent permitted by law, each selling Holder, severally and not jointly, will indemnify and hold harmless the Company, and each of its directors, each of its officers who has signed the registration statement, each Person (if any), who controls the Company within the meaning of the Securities Act, legal counsel and accountants for the Company, any underwriter (as defined in the Securities Act), any other Holder selling securities in such registration statement, and any controlling Person of any such underwriter or other Holder, against any Damages, in each case only to the extent that such Damages arise out of or are based upon actions or omissions made in reliance upon and in conformity with written information furnished by or on behalf of such selling Holder expressly for use in connection with such registration; and each such selling Holder will pay to the Company and each other aforementioned Person any legal or other expenses reasonably incurred thereby in connection with investigating or defending any claim or proceeding from which Damages may result, as such expenses are incurred; provided, however, that the indemnity agreement contained in this Section 2.8(b) shall not apply to amounts paid in settlement of any such claim or proceeding if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; and provided further that in no event shall the aggregate amounts payable by any Holder by way of indemnity or contribution under this Section 2.8(b) and Section 2.8(e) exceed the proceeds from the offering received by such Holder (net of any Selling Expenses paid by such Holder), except in the case of fraud or willful misconduct by such Holder.

(c) Promptly after receipt by an indemnified party under this Section 2.8 of notice of the commencement of any action (including any governmental action) for which a party may be entitled to indemnification hereunder, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.8, give the indemnifying party notice of the commencement thereof. The indemnifying party shall have the right to participate in such action and, to the extent the indemnifying party so desires, participate jointly with any other indemnifying party to which notice has been given, and to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such action. The failure to give notice to the indemnifying party within a reasonable time of the commencement of any such action shall relieve such indemnifying party of any liability to the indemnified party under this Section 2.8 to the extent that such failure materially prejudices the indemnifying party’s ability to defend such action. The failure to give notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 2.8.

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(d) Notwithstanding anything else herein to the contrary, the foregoing indemnity agreements of the Company and the selling Holders are subject to the condition that, insofar as they relate to any Damages arising from any untrue statement or alleged untrue statement of a material fact contained in, or omission or alleged omission of a material fact from, a preliminary prospectus (or necessary to make the statements therein not misleading) that has been corrected in the form of prospectus included in the registration statement at the time it becomes effective, or any amendment or supplement thereto filed with the SEC pursuant to Rule 424(b) under the Securities Act (the “Final Prospectus”), such indemnity agreement shall not inure to the benefit of any Person if a copy of the Final Prospectus was furnished to the indemnified party and such indemnified party failed to deliver, at or before the confirmation of the sale of the shares registered in such offering, a copy of the Final Prospectus to the Person asserting the loss, liability, claim, or damage in any case in which such delivery was required by the Securities Act.

(e) To provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any party otherwise entitled to indemnification hereunder makes a claim for indemnification pursuant to this Section 2.8 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case, notwithstanding the fact that this Section 2.8 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any party hereto for which indemnification is provided under this Section 2.8, then, and in each such case, such parties will contribute to the aggregate losses, claims, damages, liabilities, or expenses to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of each of the indemnifying party and the indemnified party in connection with the statements, omissions, or other actions that resulted in such loss, claim, damage, liability, or expense, as well as to reflect any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or allegedly untrue statement of a material fact, or the omission or alleged omission of a material fact, relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission; provided, however, that, in any such case, (x) no Holder will be required to contribute any amount in excess of the public offering price of all such Registrable Securities offered and sold by such Holder pursuant to such registration statement, and (y) no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation; and provided further that in no event shall a Holder’s liability pursuant to this Section 2.8(e), when combined with the amounts paid or payable by such Holder pursuant to Section 2.8(b), exceed the proceeds from the offering received by such Holder (net of any Selling Expenses paid by such Holder), except in the case of willful misconduct or fraud by such Holder.

(f) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

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(g) Unless otherwise superseded by an underwriting agreement entered into in connection with the underwritten public offering, the obligations of the Company and Holders under this Section 2.8 shall survive the completion of any offering of Registrable Securities in a registration under this Section 2, and otherwise shall survive the termination of this Agreement.

2.9 Reports Under Exchange Act. With a view to making available to the Holders the benefits of SEC Rule 144 and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company shall:

(a) make and keep available adequate current public information, as those terms are understood and defined in SEC Rule 144, at all times after the effective date of the registration statement filed by the Company for the IPO;

(b) use commercially reasonable efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after the Company has become subject to such reporting requirements); and

(c) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request: (i) to the extent accurate, a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after ninety (90) days after the effective date of the registration statement filed by the Company for the IPO), the Securities Act, and the Exchange Act (at any time after the Company has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after the Company so qualifies); (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company; and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC that permits the selling of any such securities without registration (at any time after the Company has become subject to the reporting requirements under the Exchange Act) or pursuant to Form S-3 (at any time after the Company so qualifies to use such form).

2.10 Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of at least sixty percent (60%) of the Registrable Securities then outstanding, enter into any agreement with any holder or prospective holder of any securities of the Company that would allow such holder or prospective holder (i) to include such securities in any registration unless, under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of such securities will not reduce the number of the Registrable Securities of the Holders that are included or (ii) to initiate a demand registration of any securities held by such holder or prospective holder.

2.11 “Market Stand-off” Agreement. Each Holder hereby agrees that it will not, without the prior written consent of the managing underwriter, during the period commencing on

13

the date of the final prospectus relating to the IPO, and ending on the date specified by the Company and the managing underwriter (such period not to exceed one hundred eighty (180) days, or such other period as may be reasonably requested by the Company or an underwriter to accommodate regulatory restrictions on (1) the publication or other distribution of research reports and (2) analyst recommendations and opinions, including, but not limited to, the restrictions contained in FINRA Rule 2711(f)(4) or NYSE Rule 472(f)(4), or any successor provisions or amendments thereto), (i) lend, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right, or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable (directly or indirectly) for Common Stock held immediately before the effective date of the registration statement for such offering or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of such securities, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or other securities, in cash, or otherwise. The foregoing provisions of this Section 2.11 shall not apply to the sale of any shares to an underwriter pursuant to an underwriting agreement, and shall be applicable to the Holders of Registrable Securities only if all officers, directors and stockholders individually owning more than one percent (1%) of the outstanding Common Stock (after giving effect to conversion into Common Stock of all outstanding Preferred Stock) are subject to the same restrictions. The underwriters in connection with such registration are intended third party beneficiaries of this Section 2.11 and shall have the right, power, and authority to enforce the provisions hereof as though they were a party hereto. Each Holder of Registrable Securities further agrees to execute such agreements as may be reasonably requested by the underwriters in connection with such registration that are consistent with this Section 2.11 or that are necessary to give further effect thereto. If any of the obligations described in this Section 2.11 are waived or terminated with respect to any of the securities of any such Holder, officer, director or greater than one-percent stockholder (in any such case, the “Released Securities”), the foregoing provisions shall be waived or terminated, as applicable, to the same extent and with respect to the same percentage of securities of each Holder as the percentage of Released Securities represent with respect to the securities held by the applicable Holder, officer, director or greater than one-percent stockholder.

2.12 Restrictions on Transfer.

(a) The Preferred Stock and the Registrable Securities shall not be sold, pledged, or otherwise transferred, and the Company shall not recognize any such sale, pledge, or transfer, except upon the conditions specified in this Agreement, which conditions are intended to ensure compliance with the provisions of the Securities Act. A transferring Holder will cause any proposed purchaser, pledgee, or transferee of the Preferred Stock and the Registrable Securities held by such Holder to agree to take and hold such securities subject to the provisions and upon the conditions specified in this Agreement. Notwithstanding the foregoing, the Company shall not require any transferee of shares pursuant to an effective registration statement or, following the IPO, SEC Rule 144, to be bound by the terms of this Agreement with respect to such transferred shares. Subject to Section 2.12(b), upon prior written notice to the Company, a Holder may transfer Preferred Stock and the Registrable Securities to an Affiliate of such Holder.

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(b) No Holder shall transfer any Restricted Securities (a) to any entity which, in the reasonable determination of the Board of Directors, directly or indirectly competes with the Company; (b) to any customer, distributor or supplier of the Company, if the Board of Directors should reasonably determine that such transfer would result in such customer, distributor or supplier receiving information that would place the Company at a competitive disadvantage with respect to such customer, distributor or supplier; or (c) that will cause or require (i) the Company to be an investment company as defined in the Investment Company Act of 1940, as amended, or (ii) the registration of the Company’s securities under federal securities laws. The provisions of this Section 2.12(b) shall terminate upon (1) the termination pursuant to Section 2.13(a) or 2.13(b) of the right of any Holder to request registration or inclusion of Registrable Securities in any registration pursuant to Section 2.1 or Section 2.2, as applicable, or (2) the effective date of the registration statement for the IPO. The foregoing shall not prohibit any transfers among Shire plc and its controlled Affiliates.

(c) Each certificate or instrument representing (i) the Preferred Stock, (ii) the Registrable Securities, and (iii) any other securities issued in respect of the securities referenced in clauses (i) and (ii), upon any stock split, stock dividend, recapitalization, merger, consolidation, or similar event, shall (unless otherwise permitted by the provisions of Section 2.12(d)) be stamped or otherwise imprinted with a legend substantially in the following form:

THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SHARES MAY NOT BE SOLD, PLEDGED, OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR A VALID EXEMPTION FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT.

THE SECURITIES REPRESENTED HEREBY MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

The Holders consent to the Company making a notation in its records and giving instructions to any transfer agent of the Restricted Securities in order to implement the restrictions on transfer set forth in this Section 2.12.

(d) The holder of each certificate representing Restricted Securities, by acceptance thereof, agrees to comply in all respects with the provisions of this Section 2. Before any proposed sale, pledge, or transfer of any Restricted Securities, unless there is in effect a registration statement under the Securities Act covering the proposed transaction or, following the IPO, the transfer is made pursuant to SEC Rule 144, the Holder thereof shall give notice to the Company of such Holder’s intention to effect such sale, pledge, or transfer. Each such notice shall describe the manner and circumstances of the proposed sale, pledge, or transfer in sufficient detail and, if reasonably requested by the Company, shall be accompanied at such Holder’s expense by either: (i) a written opinion of legal counsel who shall, and whose legal opinion shall, be

15

reasonably satisfactory to the Company, addressed to the Company, to the effect that the proposed transaction may be effected without registration under the Securities Act; (ii) a “no action” letter from the SEC to the effect that the proposed sale, pledge, or transfer of such Restricted Securities without registration will not result in a recommendation by the staff of the SEC that action be taken with respect thereto; or (iii) any other evidence reasonably satisfactory to counsel to the Company to the effect that the proposed sale, pledge, or transfer of the Restricted Securities may be effected without registration under the Securities Act, whereupon the Holder of such Restricted Securities shall be entitled to sell, pledge, or transfer such Restricted Securities in accordance with the terms of the notice given by the Holder to the Company. The Company will not require such a legal opinion or “no action” letter (x) in any transaction in compliance with SEC Rule 144 or (y) in any transaction in which such Holder distributes Restricted Securities to an Affiliate of such Holder; provided that, with respect to transfers under the foregoing clause (y), each transferee agrees in writing to be subject to the terms of this Section 2.12. Each certificate or instrument evidencing the Restricted Securities transferred as above provided shall bear, except if such transfer is made pursuant to SEC Rule 144 or pursuant to an effective registration statement, the appropriate restrictive legend set forth in Section 2.12(c), except that such certificate shall not bear such restrictive legend if, in the opinion of counsel for such Holder and the Company, such legend is not required in order to establish compliance with any provisions of the Securities Act.

2.13 Termination of Registration Rights. The right of any Holder to request registration or inclusion of Registrable Securities in any registration pursuant to Section 2.1 or Section 2.2 shall terminate upon the earliest to occur of:

(a) the closing of a Sale Event in which the consideration received by the Holders is in the form of cash and/or marketable securities traded on a national securities exchange;

(b) solely with respect to the rights under Section 2.1 hereunder, following the IPO, when all of such Holder’s Registrable Securities could be sold without restriction under SEC Rule 144(b) within any ninety (90) day period and without the requirement for the Company to be in compliance with the current public information required under Rule 144(c)(1); and

(c) on the fifth (5th) anniversary of the IPO.

3. Miscellaneous.

3.1 Successors and Assigns. The rights under this Agreement may be assigned (but only with all related obligations) by a Holder to a transferee of Registrable Securities that: (i) is an Affiliate, partner, member, limited partner, retired partner, retired member, or stockholder of a Holder; (ii) is a Holder’s Immediate Family Member or trust for the benefit of an individual Holder or one or more of such Holder’s Immediate Family Members; or (iii) after such transfer, holds at least 500,000 shares of Registrable Securities (subject to appropriate adjustment for stock splits, stock dividends, combinations, and other recapitalizations) or, if less, all of the Registrable Securities held by such Holder; provided, however, that (x) the Company is, within a reasonable

16

time after such transfer, furnished with written notice of the name and address of such transferee and the Registrable Securities with respect to which such rights are being transferred; and (y) such transferee agrees in a written instrument delivered to the Company to be bound by and subject to the terms and conditions of this Agreement, including the provisions of Section 2.11. For the purposes of determining the number of shares of Registrable Securities held by a transferee, the holdings of a transferee: (1) that is an Affiliate, limited partner, retired partner, member, retired member, or stockholder of a Holder; (2) who is a Holder’s Immediate Family Member; or (3) that is a trust for the benefit of an individual Holder or such Holder’s Immediate Family Member shall be aggregated together and with those of the transferring Holder; provided further that all transferees who would not qualify individually for assignment of rights shall have a single attorney-in-fact for the purpose of exercising any rights, receiving notices, or taking any action under this Agreement. The terms and conditions of this Agreement inure to the benefit of and are binding upon the respective successors and permitted assignees of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assignees any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided herein.

3.2 Governing Law. This Agreement and any controversy arising out of or relating to this Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to any principles of conflicts of law that would require the application of the laws of any other jurisdiction.

3.3 Counterparts; Facsimile. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may also be executed and delivered by facsimile signature and in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

3.4 Titles and Subtitles. The titles and subtitles used in this Agreement are for convenience only and are not to be considered in construing or interpreting this Agreement.

3.5 Notices. All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient, and if not so confirmed, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) business day after deposit with a nationally recognized overnight courier, specifying next business day delivery, with written verification of receipt. All communications shall be sent to the respective parties at their address as set forth on Schedule A hereto, Schedule B hereto, or to the principal office of the Company and to the attention of the Chief Executive Officer, in the case of the Company, or to such email address, facsimile number, or address as subsequently modified by written notice given in accordance with this Section 3.5. If notice is given to the Company, a copy shall also be sent to Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109, Attention: Susan W. Murley, Esq., and if notice is given to the Investors, a copy shall also be given to Goodwin Procter LLP, 100 Northern Avenue, Boston, Massachusetts 02210, Attention: Mitchell S. Bloom, Esq.

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3.6 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance, and either retroactively or prospectively) only with the written consent of the Company and the holders of at least a majority of the Registrable Securities then outstanding; provided that any amendment or waiver of Subsection 2.11 that adversely affects the Fidelity Investors shall require the prior written consent of the Fidelity Investors; provided further that the Company may in its sole discretion waive compliance with Section 2.12(c) (and the Company’s failure to object promptly in writing after notification of a proposed assignment allegedly in violation of Section 2.12(c) shall be deemed to be a waiver); and provided further that any provision hereof may be waived by any waiving party on such party’s own behalf, without the consent of any other party. Notwithstanding the foregoing, this Agreement may not be amended or terminated and the observance of any term hereof may not be waived with respect to any Investor without the written consent of such Investor, unless such amendment, termination, or waiver applies to all Investors in the same fashion. No amendment, modification, termination or waiver resulting in the addition or creation of a material obligation of, or the imposition of a material restriction on, Shire or any of its Affiliates shall be made without the prior affirmative vote or written consent of Shire. For the sake of clarity but without limiting the generality of the foregoing, any future purchasers of the Company’s capital stock becoming parties to this Agreement or any successor to this Agreement on the terms hereof (except to the extent necessary to add such future purchasers and refer to any class of stock purchased by such future purchasers) shall, in and of itself, not be deemed adverse or materially adverse to Shire or to result in the addition or creation of a material obligation of or restriction on Shire. The Company shall give prompt notice of any amendment or termination hereof or waiver hereunder to any party hereto that did not consent in writing to such amendment, termination, or waiver. Any amendment, termination, or waiver effected in accordance with this Section 3.6 shall be binding on all parties hereto, regardless of whether any such party has consented thereto. No waivers of or exceptions to any term, condition, or provision of this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such term, condition, or provision.

3.7 Severability. In case any one or more of the provisions contained in this Agreement is for any reason held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision of this Agreement, and such invalid, illegal, or unenforceable provision shall be reformed and construed so that it will be valid, legal, and enforceable to the maximum extent permitted by law.

3.8 Aggregation of Stock. All shares of Registrable Securities held or acquired by Affiliates shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

3.9 Entire Agreement. This Agreement (including any Schedules and Exhibits hereto) constitutes the full and entire understanding and agreement among the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties, including the Prior Agreement, is expressly canceled.

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3.10 Dispute Resolution. The parties (a) hereby irrevocably and unconditionally submit to the jurisdiction of the state courts of the Commonwealth of Massachusetts and to the jurisdiction of the United States District Court for the District of Massachusetts for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement, (b) agree not to commence any suit, action or other proceeding arising out of or based upon this Agreement except in the state courts of the Commonwealth of Massachusetts or the United States District Court for the District of Massachusetts, and (c) hereby waive, and agree not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court.

WAIVER OF JURY TRIAL: EACH PARTY HEREBY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, THE OTHER TRANSACTION DOCUMENTS, THE SECURITIES OR THE SUBJECT MATTER HEREOF OR THEREOF. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS (INCLUDING NEGLIGENCE), BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THIS SECTION HAS BEEN FULLY DISCUSSED BY EACH OF THE PARTIES HERETO AND THESE PROVISIONS WILL NOT BE SUBJECT TO ANY EXCEPTIONS. EACH PARTY HERETO HEREBY FURTHER WARRANTS AND REPRESENTS THAT SUCH PARTY HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT SUCH PARTY KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

3.11 Delays or Omissions. Except as set forth in Section 3.6 with respect to the Company’s failure to object promptly in writing after notification of a proposed assignment allegedly in violation of Section 2.12(c), no delay or omission to exercise any right, power, or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power, or remedy of such nonbreaching or nondefaulting party, nor shall it be construed to be a waiver of or acquiescence to any such breach or default, or to any similar breach or default thereafter occurring, nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. All remedies, whether under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

3.12 Acknowledgment. The Company acknowledges that the Investors are in the business of venture capital investing and biotechnology and pharmaceutical development and

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therefore review the business plans and related proprietary information of many enterprises, including enterprises which may have products or services which compete directly or indirectly with those of the Company. Nothing in this Agreement shall preclude or in any way restrict the Investors from investing or participating in any particular enterprise whether or not such enterprise has products or services which compete with those of the Company.

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

RANA THERAPEUTICS, INC.

By:	/s/ Ronald C. Renaud, Jr.
Name: Ronald C. Renaud, Jr.
Title: President and Chief Executive Officer

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

ATLAS VENTURE FUND VIII, L.P.

By:	Atlas Venture Associates VIII, L.P.
Its general partner
By:	Atlas Ventures Associates VIII, Inc.
Its general partner

By:	/s/ Frank Castellucci
Name: Frank Castellucci
Title: Secretary

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

S.R. ONE, LIMITED

By:	/s/ Brian M. Gallagher, Jr.
Name: Brian M. Gallagher, Jr., Ph.D.
Title: Vice President and Partner

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

PARTNERS INNOVATION FUND

By:	/s/ Julius Knowles
Name: Julius Knowles
Title: Partner

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

MRL VENTURE FUND, LLC

By:	/s/ Reza Halse
Name: Reza Halse
Title: Partner

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

PFIZER INC.

By:	/s/ Barbara Dalton
Name: Barbara Dalton
Title:	VP Venture Capital, Worldwide Business Development

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

PFIZER VENTURE INVESTMENTS LLC

By:	/s/ Barbara Dalton
Name:	Barbara Dalton
Title:	President

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

BAUPOST PRIVATE INVESTMENTS A-3, L.L.C.

By:	Baupost Limited Partnership 1983 A-1, Its sole member
By:	The Baupost Group, L.L.C., Its managing general partner

By:	/s/ Gregory Ciongoli
Name: Gregory Ciongoli
Title: Partner

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

BAUPOST PRIVATE INVESTMENTS B-3, L.L.C.

By:	Baupost Limited Partnership 1983 B-1,
Its sole member
By:	The Baupost Group, L.L.C.,
Its managing general partner

By:	/s/ Gregory Ciongoli
Name: Gregory Ciongoli
Title: Partner

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

BAUPOST PRIVATE INVESTMENTS BSP-3, L.L.C.

By:	BSP Partners, L.P.,
Its sole member
By:	The Baupost Group, L.L.C.,
Its managing general partner

By:	/s/ Gregory Ciongoli
Name: Gregory Ciongoli
Title: Partner

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

BAUPOST PRIVATE INVESTMENTS BVI-3, L.L.C.

By:	Baupost Value Partners, L.P.-I,
Its sole member
By:	The Baupost Group, L.L.C.,
Its managing general partner

By:	/s/ Gregory Ciongoli
Name: Gregory Ciongoli
Title: Partner

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

BAUPOST PRIVATE INVESTMENTS BVII-3, L.L.C.

By:	Baupost Value Partners, L.P.-II,
Its sole member
By:	The Baupost Group, L.L.C.,
Its managing general partner

By:	/s/ Gregory Ciongoli
Name: Gregory Ciongoli
Title: Partner

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

BAUPOST PRIVATE INVESTMENTS BVIII-3, L.L.C.

By:	Baupost Value Partners, L.P.-III,
Its sole member
By:	The Baupost Group, L.L.C.,
Its managing general partner

By:	/s/ Gregory Ciongoli
Name: Gregory Ciongoli
Title: Partner

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

BAUPOST PRIVATE INVESTMENTS BVIV-3, L.L.C.

By:	Baupost Value Partners, L.P.-IV,
Its sole member
By:	The Baupost Group, L.L.C.,
Its managing general partner

By:	/s/ Gregory Ciongoli
Name: Gregory Ciongoli
Title: Partner

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

BAUPOST PRIVATE INVESTMENTS C-3, L.L.C.

By:	Baupost Limited Partnership 1983 C-1,
Its sole member
By:	The Baupost Group, L.L.C.,
Its managing general partner

By:	/s/ Gregory Ciongoli
Name: Gregory Ciongoli
Title: Partner

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

BAUPOST PRIVATE INVESTMENTS H-3, L.L.C.

By:	HB Institutional Limited Partnership,
Its sole member
By:	The Baupost Group, L.L.C.,
Its managing general partner

By:	/s/ Gregory Ciongoli
Name: Gregory Ciongoli
Title: Partner

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

BAUPOST PRIVATE INVESTMENTS P-3, L.L.C.

By:	PB Institutional Limited Partnership,
Its sole member
By:	The Baupost Group, L.L.C.,
Its managing general partner

By:	/s/ Gregory Ciongoli
Name: Gregory Ciongoli
Title: Partner

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

BAUPOST PRIVATE INVESTMENTS Y-3, L.L.C.

By:	YB Institutional Limited Partnership,
Its sole member

By:	The Baupost Group, L.L.C.,
Its managing general partner

By:	/s/ Gregory Ciongoli
Name: Gregory Ciongoli
Title: Partner

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

BAUPOST PRIVATE INVESTMENTS A-3, L.L.C.

By:	Baupost Limited Partnership 1983 A-1,
Its sole member
By:	The Baupost Group, L.L.C.,
Its managing general partner

By:	/s/ Gregory Ciongoli
Name: Gregory Ciongoli
Title: Partner

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

RONALD RENAUD 2014 IRREVOCABLE FAMILY TRUST

By:	/s/ Sarah Connolly
Name: Sarah Connolly
Title: Partner

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

THE RONALD C. RENAUD, JR. TRUST - 2007

By:	/s/ Ronald C. Renaud, Jr.

Name: Ronald C. Renaud, Jr.
Title: Co-Trustee

By:	/s/ Marianne Renaud

Name: Marianne Renaud
Title: Co-Trustee

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

OMEGA FUND IV, L.P.

By:	Omega Fund IV GP, L.P.
Its general partner
By:	Omega Fund IV GP Manager, Ltd.,
Its general partner

By:	/s/ Otello Stampacchia
Name: Otello Stampacchia
Title: Director

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

OMEGA FUND V, L.P.

By:	Omega Fund V GP, L.P.
Its general partner
By:	Omega Fund V GP Manager, Ltd.,
Its general partner

By:	/s/ Richard Lim
Name: Richard Lim
Title: Director

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

FIDELITY MT. VERNON STREET TRUST: FIDELITY SERIES GROWTH COMPANY FUND

By:	/s/ Colm Hogan
Name:	Colm Hogan
Title:	Authorized Signatory

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

FIDELITY MT. VERNON STREET TRUST: FIDELITY GROWTH COMPANY FUND

By:	/s/ Colm Hogan
Name:	Colm Hogan
Title:	Authorized Signatory

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

FIDELITY GROWTH COMPANY COMMINGLED POOL

By:	Fidelity Management & Trust Company

By:	/s/ Colm Hogan
Name:	Colm Hogan
Title:	Authorized Signatory

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

FIDELITY ADVISOR SERIES VII: FIDELITY ADVISOR BIOTECHNOLOGY FUND

By:	/s/ Colm Hogan
Name:	Colm Hogan
Title:	Authorized Signatory

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

FIDELITY SELECT PORTFOLIOS: BIOTECHNOLOGY PORTFOLIO

By:	/s/ Colm Hogan
Name:	Colm Hogan
Title:	Authorized Signatory

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

ROCK SPRINGS CAPITAL MASTER FUND LP

By:	Rock Springs General Partner LLC

By:	/s/ Kris H. Jenner
Name: Kris H. Jenner
Title: Managing Member

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

MERCK VENTURES BV

By:	/s/ Roel Bulthuis
Name: Roel Bulthuis
Title: Managing Director

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

SHIRE HUMAN GENETIC THERAPIES, INC.

By:	/s/ Jason Baranski
Name: Jason Baranski
Title: Secretary/Director

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

CRMA SPV, L.P.

By:	Cormorant Asset Management, LLC

By:	/s/ Bihua Chen
Name: Bihua Chen
Title: CEO/CIO and attorney-in-fact

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

CORMORANT GLOBAL HEALTHCARE MASTER FUND, LP

By:	Cormorant Global Healthcare GP, LLC

By:	/s/ Bihua Chen
Name: Bihua Chen
Title: Managing Member of the GP

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

CORMORANT PRIVATE HEALTHCARE FUND I, LP

By:	Cormorant Global Healthcare GP, LLC

By:	/s/ Bihua Chen
Name: Bihua Chen
Title: Managing Member of the GP

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

LEERINK SWANN CO-INVESTMENT FUND, LLC

By:	/s/ Jeffrey A. Leerink
Name: Jeffrey A. Leerink
Title: Manager

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

LEERINK HOLDINGS LLC

By:	/s/ Timothy A.G. Gerhold
Name: Timothy A.G. Gerhold
Title: General Counsel

SCHEDULE A

INVESTORS

Atlas Venture Fund VIII, L.P. 25 First Street, Suite 303
Cambridge, MA 02141

S.R. One, Limited 161 Washington Street
Suite 500
Conshohocken, PA 19428- 2077

Partners Innovation Fund, LLC c/o Partners Healthcare 101 Huntington Ave, 4th Floor
Boston, MA 02199

Pfizer Inc. 235 East 42nd Street
New York, NY 10017
Attn: Elaine Jones
Copy To: Andrew J. Muratore, Esq.

Pfizer Venture Investments LLC 235 East 42nd Street
New York, NY 10017
Attn: Elaine Jones
Copy To: Andrew J. Muratore, Esq.

Merck Ventures B.V.
Gustav Mahlerplein 84 A
Toyo lto Building, 13th Floor 1082 MA Amsterdam
The Netherlands
Alexandria Equities, LLC 385 East Colorado Boulevard, Suite 299
Pasadena, CA 91101

Omega Fund IV, L.P.
Omega Fund V, L.P. c/o Omega Fund Management, LLC 185 Dartmouth Street, Suite 502
Boston, MA 02116

MRL Venture Fund

320 Bent Street

Cambridge, MA 02141

Baupost Private Investments A-3, L.L.C.

Baupost Private Investments B-3, L.L.C.

Baupost Private Investments C-3, L.L.C.

Baupost Private Investments H-3, L.L.C.

Baupost Private Investments P-3, L.L.C.

Baupost Private Investments Y-3, L.L.C.

Baupost Private Investments BVI-3, L.L.C.

Baupost Private Investments BVII-3, L.L.C.

Baupost Private Investments BVIII-3, L.L.C.

Baupost Private Investments BVIV-3, L.L.C.

Baupost Private Investments BSP-3, L.L.C.

10 St. James Ave.

Suite 1700

Boston, MA 02116

Fidelity Select Portfolios: Biotechnology Portfolio

Brown Brothers Harriman & Co.

525 Washington Blvd

Jersey City, NJ 07310

Attn: Michael Lerman, 15th Floor, Corporate Actions

Fidelity Advisor Series VII: Fidelity Advisor Biotechnology Fund

State Street Bank & Trust

PO Box 5756

Boston, Massachusetts 02206

Attn: Bangle & Co fbo Fidelity Advisor Series VII: Fidelity Advisor Biotechnology Fund

Fidelity Growth Company Commingled Pool

Brown Brothers

Harriman & Co.

525 Washington Blvd

Jersey City, NJ 07310

Attn: Michael Lerman, 15th Floor, Corporate Actions

Fidelity Mt. Vernon Street Trust: Fidelity Growth Company Fund

BNY Mellon

Attn: Stacey Wolfe

525 William Penn Place, Room 0400

Pittsburgh, PA 15259

Fidelity Mt. Vernon Street Trust: Fidelity Series Growth Company Fund

State Street Bank & Trust

PO Box 5756

Boston, Massachusetts 02206

Attn: WAVELENGTH + CO Fidelity Mt. Vernon Street Trust: Fidelity Series Growth Company Fund

Rock Springs Capital Master Fund LP

650 S. Exeter St., Suite 1070

Baltimore, MD 21202

Brookside Capital Partners Fund, LP

200 Clarendon Street

Boston, MA 02116

Ronald Renaud 2014 Irrevocable Family Trust

19 Radcliffe Road

Wellesley, MA 02482

The Ronald C. Renaud, Jr. Trust – 2007

19 Radcliffe Road

Wellesley, MA 02482

Shire Human Genetic Therapies, Inc.

300 Shire Way

Lexington, MA 02421

Cormorant Private Healthcare Fund I, LP

Cormorant Global Healthcare Master Fund, LP

CRMA SPV, L.P.

c/o Cormorant Asset Management LLC

200 Clarendon Street, 52nd Floor

Boston, MA 02116

Attn: Jake Abdolmohammadi

Leerink Swann Co-Investment Fund, LLC

Leerink Holdings LLC

299 Park Avenue, 21st Floor

New York, NY 10171